Exhibit 10.3

EXTENSION OF LOI DEADLINE
UNDER AMENDMENT NO. SIX TO
UNDERGROUND COAL SALES AGREEMENT

SAN JUAN COAL COMPANY, a Delaware corporation (“SJCC”), PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (“PNM”), and TUCSON ELECTRIC POWER COMPANY, an Arizona Corporation (“TEP” and together with PNM, the “Utilities”), all parties to that certain Amendment No. Six to Underground Coal Sales Agreement dated October 2, 2014 (“Amendment Six”), do hereby agree as follows.
RECITALS

A.	All capitalized terms used but not defined herein shall have the meaning set forth in Amendment Six.

B.	SJCC and the Utilities entered into Amendment Six.

C.
Amendment Six contemplated negotiation of a Transaction involving the acquisition by the Purchaser Parties of the assets or stock of SJCC and SJTC, with the Purchaser Parties including one or more of the Utilities, an entity directly or indirectly wholly owned exclusively by either or both of the Utilities, or such other entity agreed to by the Parties.

D.
Amendment Six includes an obligation to extend the LOI Deadline to a date no later than March 31, 2015, and pursuant to that obligation the Parties previously extended the LOI Deadline to January 31, 2015.

E.
Since entering into Amendment Six, the Utilities now desire for SJCC, SJTC and BBNMC to negotiate with one or more third parties, as agreed by the Parties, as potential Purchaser Parties (each a “Third Party” and collectively, “Third Parties”), to extend the LOI Deadline to May 1, 2015, and to conclude a Purchase Agreement with a Third Party by no later than May 1, 2015.

F.
SJCC, SJTC and BBNMC are willing to further extend the LOI Deadline until May 1, 2015 and to pursue negotiations of a Purchase Agreement with Third Parties identified by the Utilities under the terms and conditions set forth in this Agreement.

AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	The LOI Deadline under Amendment Six is extended until 5:00 p.m., Farmington, New Mexico time on May 1, 2015 under the following conditions:

a.	The LOI Deadline is now understood to contemplate execution of a Purchase Agreement between SJCC, SJTC and BBNMC and a Third Party, rather than an LOI between SJCC, SJTC and BBNMC and the Utilities.

b.	Purchaser Parties is understood to include Third Parties.

c.
If no Purchase Agreement is entered into by the LOI Deadline, then the Parties have no further obligations (including those contemplated by the second paragraph of Section 12.6(A) of the UG-CSA) to negotiate a Purchase Agreement beyond the LOI Deadline unless mutually agreed in writing by the Parties.

d.
In the sole judgment of BBNMC, SJCC and SJTC, for reasons, including, but not limited to, the consideration or other terms and conditions of the Purchase Agreement are unacceptable, BBNMC, SJCC and SJTC may elect not to continue with negotiations or enter into a Purchase Agreement. In addition, in the sole judgment of the Utilities, for reasons, including, but not limited to, the coal price under the proposed Coal Sales Agreement with a Third Party (“Coal Sales Agreement”) or other terms and conditions of the Coal Sales Agreement or Purchase Agreement are unacceptable, the Utilities may elect not to continue with negotiations or enter into a Coal Sales Agreement.

2.	To the extent of any conflict between the terms of the Amendment Six and this Agreement, this Agreement shall control.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on their behalf by their respective officers, thereunto duly authorized.
Public Service Company of New Mexico

By:_/s/ Charles N. Eldred____________
Name:_ Charles N. Eldred___________
Title:_Executive Vice President_______
and Chief Financial Officer         Date:__February 20, 2015___

Tucson Electric Power Company

By:_/s/ Mark C. Mansfield____________
Name:_ Mark C. Mansfield___________
Title:___VP Energy Resources_________                 Date:__20 Feb 2015_________

San Juan Coal Company

By:_/s/ Patrick Risner______________
Name:_ Patrick Risner______________
Title:___ President_________________                 Date:__ 18 Feb 2015_________

San Juan Transportation Company and BHP Billiton New Mexico Coal, Inc. hereby acknowledge and agree to the terms of this Extension of LOI Deadline with the understanding that this commitment does not make these entities a party to the UG-CSA for any purpose:

San Juan Transportation Company

By:_/s/ Patrick Risner______________
Name:_ Patrick Risner______________
Title:___ President_________________                 Date:__ 18 Feb 2015_________

BHP Billiton New Mexico Coal, Inc.

By:_/s/ Patrick Risner______________
Name:_ Patrick Risner______________
Title:___ President_________________                 Date:__ 18 Feb 2015_________